J.P. MORGAN ALTERNATIVE FUNDS

JPMorgan Multi-Manager Alternatives Fund

(All Share Classes)

(a series of JPMorgan Trust III)

Supplement dated November 3, 2017

to the Prospectuses and Summary Prospectuses dated March 1, 2017, as supplemented

Effective immediately, the JPMorgan Multi-Manager Alternatives Fund (the “Fund”) will operate as a diversified investment company and all references to the Fund being a “non-diversified” fund in the Fund’s prospectuses and summary prospectuses are deleted including:

•

the sentence “The Fund is non-diversified.” under “What are the Fund’s main investment strategies?” in the Risk/Return Summary and under the “Additional Information About The Fund’s Investment Strategies” in the “More About the Fund” section; and

•	“Non-Diversified Risk” under “The Fund’s Main Investment Risks” in the Risk/Return Summary and under the “Main Risks” in the “More About the Fund” section.

The list of the Fund’s Sub-Advisers on page 4 is hereby deleted in its entirety and replaced with the following:

The Sub-Advisers approved by the Fund’s Board of Trustees that the Adviser currently utilizes or may in the future determine to utilize are listed below:

Brigade Capital Management, LP

Chilton Investment Company, LLC

Good Hill Partners LP

Graham Capital Management, L.P.

Ionic Capital Management LLC

J.P. Morgan Investment Management, Inc.

Owl Creek Asset Management, L.P.

P. Schoenfeld Asset Management, L.P.

Passport Capital, LLC

Portland Hill Asset Management Ltd.

Shannon River Fund Management LLC

Tremblant Capital LP

The first paragraph in the section titled “The Fund’s Management and Administration — The Fund’s Investment Adviser and Sub-Advisers” on page 29 will be deleted in its entirety and replaced with the following:

JPMAAM is the investment adviser to the Fund, and Brigade Capital Management, LP, Chilton Investment Company, LLC, Good Hill Partners LP, Graham Capital Management, L.P., Ionic Capital Management LLC, J.P. Morgan Investment Management, Inc., Owl Creek Asset Management, L.P., P. Schoenfeld Asset Management, L.P., Passport Capital, LLC, Portland Hill Asset Management Ltd., Shannon River Fund Management LLC and Tremblant Capital LP are the Sub-Advisers. JPMAAM and the Sub-Advisers are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of the Fund among JPMAAM and the Sub-Advisers will be determined by JPMAAM, subject to the review of the Board of Trustees. JPMAAM, not the Fund, will pay the Sub-Advisers for their services.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-MMA-1117